                                                                   EXHIBIT 99.23


                                  CAT II, Inc.




                            Monthly Operating Report
                            As of December 31, 2001
           And for the Period December 1, 2001 thru December 31, 2001




                                  Attachment 8



                                 Not Applicable

DEBTOR: CAT II, INC.                                 CASE NUMBER:01-10968 (EIK)


                            MONTHLY OPERATING REPORT
                            AS OF DECEMBER 31, 2001
                                      AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO DECEMBER MONTHLY OPERATING REPORT


The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

The accounts of the Debtor contain the accounts of two discrete accounting companies maintained on the Debtor's computer system. Therefore, the Debtor's balance sheet consists of the accounts contained on both Attachments 5-1 and 5-2, and the Debtor's income statement consists of the accounts contained on both Attachments 4-1 and 4-2.

1. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax bases of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.

2. Amount represents pre-petition pre-paid airline tickets. Amounts representing liabilities to airlines for airline tickets and contained in "liabilities subject to compromise" may be setoff by pre-paid airline tickets.

DEBTOR: GREAT INDEPENDENCE SHIP CO.                 CASE NUMBER: 01-10969 (EIK)


                            MONTHLY OPERATING REPORT
                            AS OF NOVEMBER 30, 2001
                                      AND
                        FOR THE PERIOD OCTOBER 23, 2001
                           THROUGH NOVEMBER 30, 2001


In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached Preliminary December Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





/s/ Nicholas J. Davison
-------------------------------
Nicholas J. Davison
Senior Vice President




/s/ Randall L. Talcott
-------------------------------
Randall L. Talcott
Vice President - Finance

DEBTOR: GREAT INDEPENDENCE SHIP CO.                 CASE NUMBER: 01-10969 (EIK)


                            MONTHLY OPERATING REPORT
                            AS OF NOVEMBER 30, 2001
                                      AND
                        FOR THE PERIOD OCTOBER 23, 2001
                           THROUGH NOVEMBER 30, 2001


                                    CONTENTS

Attachment 1             Summary of Bank and Investment Accounts
Attachment 2             Schedule of Receipts and Disbursements
Attachment 3             Bank and Investment Account Statements
Attachment 4             Income Statement
Attachment 5             Balance Sheet
Attachment 6             Summary of Due To/Due From Intercompany Accounts
Attachment 7             Accounts Receivable Aging
Attachment 8             Accounts Payable Detail
Attachment 9             Notes to November Monthly Operating Report

                     Summary Of Bank And Investment Accounts       Attachment 1
Summary                   Great Independence Ship Co.
Great Independence          Case No: 01-10969 (EIK)                   UNAUDITED
Ship Co.           For Period Of 23 October - 30 November. 2001


                                               Balances
                                 ----------------------------------     Receipts &           Bank
                                    Opening             Closing       Disbursements       Statements           Account
Account                          As Of 10/23/01      As Of 11/30/01      Included           Included          Reconciled
-------                          --------------      --------------   -------------       -----------         ----------

Independence Steamer                3,542.35            3,542.35            Yes            No - Not                Yes
Bank of Hawaii                                                                             Concentration
Account # - 0001-029126                                                                    Account

                            Receipts & Disbursements             Attachment 2-1
                          Great independence Ship Co.
R&D- Bank of Hawaii         Case No: 01-10969 (EIK)                   Unaudited
IND. Steamer                     Bank of Hawaii
                              Independence Steamer
                           Account # - 0001-029126 23
                          October 01 - 30 November 01


Opening Balance - 23 Oct 01
                                             3,542.35

Receipts

                                             --------
                                                 0.00          Total Receipts

Disbursements

                                             --------
                                                 0.00          Total Disbursements

Closing Balance - 30 Nov 01
                                             3,542.35

Summary            Concentration & Investment Account Statements   Attachment 3
Great                     Great Independence Ship Co.
Independence               Case No: 01-10969 (EIK)
Ship C           For Period Of 23 October - 30 November, 2001
Attach 2&3


          No Statements Due To No Concentration Or Investment Accounts

                              AMCV US SET OF BOOKS                 Attachment 4
                                INCOME STATEMENT                        Page: 1
                             Current Period: NOV-01


currency USD
 Company=54 (S.S. INDEPENDENCE)


                                                      PTD-Actual
                                                        NOV-01
                                                      -----------

Revenue
 Gross Revenue                                             383.06
 Allowances                                                  0.00
                                                      -----------

  Net Revenue                                              383.06
Operating Expenses
 Air                                                    (3,722.17)
 Hotel                                                      88.96
 Commissions                                                 0.00
 Onboard Expenses                                      260,780.46
 Passenger Expenses                                     (3,288.27)
 Vessel Expenses                                        60,821.61
 Layup/Drydock Expense                                  (9,649.45)
 Vessel Insurance                                            0.00
                                                      -----------

  Total Operating Expenses                             305,031.14


 Gross Profit                                         (304,648.08)
SG&A Expenses
 Sales & Marketing                                           0.00
 Pre-Opening costs                                           0.00
                                                      -----------
  Total SG&A Expenses                                        0.00
                                                      -----------

EBITDA                                                (304,648.08)
Depreciation                                                 0.00
                                                      -----------
Operating Income                                      (304,648.08)

Other Expense/(Income)
Interest Income
                                                             0.00
Interest Expense                                        19,708.86
Equity in Earnings for Sub                                   0.00
                                                      -----------

Total Other Expense/(Income)                            19,708.86

Net Pretax Income/(Loss)                              (324,356.94)
                                                      -----------
Income Tax Expense                                           0.00
                                                      -----------

Net Income/(Loss)                                     (324,356.94)
                                                      -----------

                              AMCV US SET OF BOOKS                 Attachment 5
                                 BALANCE SHEET                          Page: 1
                             Current Period: NOV-01

currency USD
 Company=54 (S.S. INDEPENDENCE)


                                               YTD-Actual                              YTD-Actual
                                                 NOV-01                                   OCT-O1
                                             --------------                            --------------

ASSETS
     Cash and Equivalent                           3,542.35                                 64,505.83
     Restricted Cash                                   0.00                                      0.00
     Marketable Securities                             0.00                                      0.00
     Accounts Receivable                         185,188.19                                175,538.74
     Inventories                               1,144,821.19           (Note 4)           1,148,206.76
     Prepaid Expenses                                  0.00                                  2,954.26
     Other Current Assets                          2,215.35                                 16,615.13
                                             --------------                            --------------
            Total Current Assets               1,335,767.08                              1,407,820.72
      Fixed Assets                            97,928,924.04           (Note 1)          97,928,924.04
      Accumulated Depreciation               (44,272,667.29)          (Note 1)         (44,272,667.29)
                                             --------------                            --------------

            Net Fixed Assets                  53,656,256.75                             53,656,256.75
      Net Goodwill                                     0.00                                      0.00
      Intercompany Due To/From               (17,933,526.27)                           (17,643,280.88)
      Net Deferred Financing Fees                704,150.74           (Note 2)             709,459.82
      Net Investment in Subsidiaries                   0.00                                      0.00
      Other Non Current Assets                         0.00                                      0.00
                                             --------------                            --------------
            Total Other Assets               (17,229,375.53)                           (16,933,821.06)
                                             --------------                            --------------
            Total Assets                      37,762,648.30                             38,130,256.41
                                             --------------                            --------------

                              AMCV US SET OF BOOKS
                                 BALANCE SHEET                          Page: 2
                             Current Period: NOV-01


currency USD
 Company=54 (S.S. INDEPENDENCE)


                                                      YTD-Actual                                 YTD-Actual
                                                         NOV-01                                    OCT-01
                                                     --------------                             -------------

LIABILITIES
       Accounts Payable                                        0.00                                      0.00
       Accrued Liabilities                                   600.13                                 31,544.34
       Deposits                                           (3,003.00)       (Note 5)                      0.00
                                                      -------------                             -------------
             Total Current Liabilities                     2,402.87)                                31,544.34
       Long Term Debt                                          0.00                                      0.00
       Other Long Term Liabilities                     1,266,494.79        (Note 3)              1,266,494.79
                                                      -------------                             -------------
             Total Liabilities                         1,264,091.92                              1,298,039.13

OTHER
        Liabilities Subject to Compromise             32,363,217.20                             32,372,521.16
                                                      -------------                             -------------
              Total Other                             32,363,217.20                             32,372,521.16

OWNER'S EQUITY
        Common Stock                                       1,000.00                                  1,000.00
        Add'1 Paid In Capital                         17,616,000.00                             17,616,000.00
        Current Net Income (Loss)                    (10,018,681.79)                            (9,694,324.85)
                                                      -------------                             -------------
        Retained Earnings                             (3,462,979.03)                            (3,462,979.03)
                                                      -------------                             -------------
              Total Owner's Equity                     4,135,339.18                              4,459,696.12
                                                      -------------                             -------------

                     Great Independence Ship Co. 01-10969
                   Summary List of Due To/Due From Accounts
           For the Period October 22, 2001 through November 30, 2001



                                                                BEGINNING                                            ENDING
AFFILIATE NAME                              CASE NUMBER          BALANCE            DEBITS           CREDITS         BALANCE

American Classic Voyages Co.                  01-10954        (25,048,066.36)      246,631.66      256,647.08     (25,058,081.78)
AMCV Cruise Operations, Inc.                  01-10967        (36,557,401.02)      150,266.32      225,681.71     (36,632,816.41)
The Delta Queen Steamboat Co.                 01-10970             27,551.11            --              --             27,551.11
Great AQ Steamboat, L.L.C                     01-10960              4,881.60            --              --              4,881.60
Great Ocean Cruise Line, L.L.C                01-10959              2,195.09                            --              2,195.09
Cruise America Travel, Incorporated           01-10966            (16,321.27)           --              --            (16,321.27)
Cape Cod Light, L.L.C                         01-10962            (32,099.49)           --              --            (32,099.49)
Project America, Inc.                         N/A                  21,415.35            --              --             21,415.35
Oceanic Ship Co.                              N/A               1,172,074.09            --              --          1,172,074.09
Project America Ship I, Inc.                  NIA                 277,329.74            --              --            277,329.74
Great Hawaiian Cruise Line, Inc.              01-10975         24,661,273.21            --              --         24,661,273.21
Great Hawaiian Properties Corporation         01-10971         28,898,393.97            --              --         28,898,393.97
American Hawaiian Properties Corporation      01-10976            747,034.73        75,482.98      279,493.01         543,024.70
Cat 11, Inc.                                  01-10968        (11,801,541.63)           --             804.55     (11 802 346 18)
                                                              --------------       ----------      ----------     --------------
                                                              (17,643,280.88)      472,380.96      762,626.35     (17,933,526.27)
                                                              ==============       ==========      ==========     ==============

                                                                   Attachment 7


GREAT INDEPENDENCE SHIP CO 54                       CASE #       01-10969 (EIK)

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


Accounts Receivable Reconciliation


Detail:                                      0-30 DAYS      31-60 DAYS      61-90 DAYS       91+ DAYS         TOTAL

Paymentech Credit Card Processor                             132528.09                                      132528.09
American Express Credit Card Processor                         9897.46                                        9897.46
Discover Credit Card Processor                                19562.88                                       19562.88
Diners Credit Card Processor                                     646.5                                          646.5
Travel Agents                                 9649.45          1596.01        6003.61        5304.19         22553.26

Total                                         9649.45        164230.94        6003.61        5304.19        185188.19

                          Great Independence Ship Co.




                            Monthly Operating Report
                            As of November 30, 2001
           And for the Period October 23, 2001 thru November 30, 2001




                                  Attachment 8


                                 Not Applicable

DEBTOR: GREAT INDEPENDENCE SHIP CO.                 CASE NUMBER: 01-10969 (EIK)


                      PRELIMINARY MONTHLY OPERATING REPORT
                            AS OF NOVEMBER 30, 2001
                                      AND
           FOR THE PERIOD OCTOBER 23, 2001 THROUGH NOVEMBER 30, 2001


                                  ATTACHMENT 9
                   NOTES TO NOVEMBER MONTHLY OPERATING REPORT


The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. On October 22, 2001, the Debtor ceased all operations, and the U.S. Maritime Administration took possession of the ss Independence, the Debtor's primary asset, in connection with the uncontested foreclosure of its marine lien on the vessel. In connection therewith, the Debtor ceased recording depreciation expense and released the entire accrual for the vessel's next scheduled dry-dock.

2. Deferred financing costs represent costs incurred in connection with placing pre- petition debt instruments. Deferred financing costs are being amortized to interest expense over the term of the applicable debt instrument. The Debtor has ceased paying cash interest on its long-term debt, and accordingly, has ceased accruing for such payments as interest expense.

3. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax bases of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.

4. Prepaid insurance and accruals for self-insured claims are un-reconciled pending receipt and final review of required information.

DEBTOR: GREAT INDEPENDENCE SHIP CO.                 CASE NUMBER: 01-10969 (EIK)


                      PRELIMINARY MONTHLY OPERATING REPORT
                            AS OF NOVEMBER 30, 2001
                                      AND
           FOR THE PERIOD OCTOBER 23, 2001 THROUGH NOVEMBER 30, 2001


                                  ATTACHMENT 9
             NOTES TO PRELIMINARY DECEMBER MONTHLY OPERATING REPORT


5. Food and beverage inventories for the ss Independence have been adjusted to reflect physical inventory counts on board the ship on October 20, 2001. All other inventory values are based on information contained in the computer systems. See Note 1.